Exhibit 10.14

SECOND AMENDMENT

THIS SECOND AMENDMENT (this “Amendment”) is made as of November 14, 2018 by and among KKR Capital Markets Holdings L.P., a Delaware limited partnership (“KCMH”), KKR Corporate Lending LLC, a Delaware limited liability company (“KCL U.S.”), KKR Corporate Lending (CA) LLC, a Delaware limited liability company (“KCL C.A.”), KKR Corporate Lending (TN) LLC, a Delaware limited liability company (“KCL T.N.”), and KKR Corporate Lending (UK) LLC, a Delaware limited liability company (“KCL U.K.”; and together with KCMH, KCL U.S., KCL C.A. and KCL U.K., collectively, the “Borrowers” and individually each a “Borrower”), the Majority Lenders party to the Existing Credit Agreement (as defined below), and Mizuho Bank, Ltd., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement as modified by this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Majority Lenders and the Administrative Agent are parties to that certain Second Amended and Restated 5-Year Revolving Credit Agreement dated March 30, 2016 (as amended by the First Amendment, dated as of June 29, 2017, the “Existing Credit Agreement”, and as amended pursuant to this Amendment hereinafter referred to as the “Credit Agreement”);

WHEREAS, the Borrowers have requested that the Lenders party hereto agree to amend the Existing Credit Agreement in certain respects as hereinafter set forth;

WHEREAS, Section 9.01(a) of the Existing Credit Agreement provides that the Existing Credit Agreement may be amended by the Borrowers and the Majority Lenders;

WHEREAS, the Lenders party hereto and listed on the signature pages hereof have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

I.          Amendment to the Existing Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the definition of “Eurocurrency Rate” appearing in Section 1.01 of the Agreement shall be amended by inserting the following proviso at the end thereof: “provided, further, that if the Eurocurrency Rate determined as provided above with respect to any Eurocurrency Loan for any Interest Period would be less than 0% per annum, then the Eurocurrency Rate with respect to such Eurocurrency Loan for such Interest Period shall be deemed to be 0% per annum”.

II.          Conditions of Effectiveness. This Amendment shall become effective on the date that each of the following conditions is met or waived (the “Amendment Effective Date”):

(a)          The Administrative Agent shall have received counterparts of this Amendment executed by each Borrower and the Majority Lenders.

(b)          As of the Amendment Effective Date, immediately before and after giving effect to this Amendment, the representations and warranties of each Borrower set forth in the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on and as of the Amendment Effective Date or on such earlier date, as the case may be.

(c)          As of the Amendment Effective Date, immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

III.          Representations and Warranties

(a)          To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders and the Administrative Agent, as of the Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of the Borrowers and constitutes, and the Existing Credit Agreement, as amended hereby on the Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against the Borrowers and in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)          Immediately before and after giving effect to this Amendment, the representations and warranties of each Borrower set forth in the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent (i) such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date) or (ii) such representations and warranties are qualified as to “materiality,” “Material Adverse Effect” or similar language (in which case such representation and warranties are true and correct in all respects as of the Amendment Effective Date or as of such earlier date, as the case may be).

(c)          Immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the Amendment Effective Date.

IV.          Effect of Amendment.

(a)          Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Existing Credit Agreement specifically referred to herein.

(b)          On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Existing Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

V.          Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York. The provisions of Sections 9.07 and 9.11 of the Existing Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.

VI.        Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

VII.        Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

VIII.      Successors and Assigns. The consent of any Lender to this Amendment shall be binding upon such Lender’s successors, assigns and participants permitted by the Existing Credit Agreement. Further, the provisions of this Amendment shall be binding and inure to the benefit of, such Lender’s successors, assigns and participants permitted by the Existing Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties thereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

KKR CAPITAL MARKETS HOLDINGS L.P.,
as a Borrower

By:	KKR CAPITAL MARKETS HOLDINGS
GP LLC, its general partner

By:	/s/ Adam Smith
Name: Adam Smith
Title: Authorized Signatory

KKR CORPORATE LENDING LLC, as a Borrower

By:	/s/ Adam Smith
Name: Adam Smith
Title: Authorized Signatory

KKR CORPORATE LENDING (CA) LLC, as a Borrower

By:	/s/ Adam Smith
Name: Adam Smith
Title: Authorized Signatory

KKR CORPORATE LENDING (TN) LLC, as a Borrower

By:	/s/ Adam Smith
Name: Adam Smith
Title: Authorized Signatory

KKR CORPORATE LENDING (UK) LLC, as a Borrower

By:	/s/ Adam Smith
Name: Adam Smith
Title: Authorized Signatory

MIZUHO BANK, LTD.,
as Administrative Agent and as a Lender

By:	/s/ Raymond Ventura
Name: Raymond Ventura
Title: Managing Director

[Signature Page to Second Amendment]